                                                                  Exhibit 10.4.3

     THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT (this "Amendment") is made and entered into this 28th day of April, 2003, by and between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and THI OF OHIO AT CHARDON, LLC, THI OF OHIO AT GREENBRIAR NORTH, LLC, TRANS HEALTHCARE OF OHIO, INC., THI OF OHIO ALFS AT THE COMMONS, LLC, THI OF MARYLAND AT SOUTH RIVER, LLC, MILLENNIUM HEALTH AND REHABILITATION CENTER OF FORESTVILLE, LLC, AND MILLENNIUM HEALTH AND REHABILITATION CENTER OF ELLICOTT CITY, LLC (collectively, "Tenant") and shall be deemed effective as of November 1, 2002 (the "Effective Date").

                                    RECITALS

     WHEREAS, Tenant and Landlord are parties to that certain Master Lease Agreement dated as of November 1, 2002 (the "Lease");

     WHEREAS, at the request of Tenant, the parties desire to amend the Lease on the terms hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Agreement and further agree as follows:

     1.   Replacement of Schedule 2. Effective as of the Effective Date,
Schedule 2 (Tenant's Proportionate Shares) attached to the Lease is hereby deleted in its entirety and replaced with the attached Schedule 2 (Tenant's Proportionate Shares).

     2. No Default. Tenant hereby represents and warrants to Landlord that no condition exists that constitutes an Event of Default under the Lease or would with the giving of notice or the passage of time constitute an Event of Default under the Lease.

     3. Amendment Controlling. This Amendment is considered by the parties to the Lease to be an integral part of such Lease. If there is any conflict between the terms of the Lease and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Lease shall remain unmodified and in full force and effect.

     4. Counterparts/Fax Signatures. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Agreement by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties have caused this First Amendment to Master Lease Agreement to be executed as of the date first above written.

                                       LANDLORD:

Witness:                               VENTAS REALTY, LIMITED PARTNERSHIP,
                                       a Delaware limited partnership


                                       By: Ventas, Inc., a Delaware corporation
/s/ Donna Cote
------------------------------------
Name: Donna Cote


/s/ Kimberly S. Tobin                      By:/s/ T. Richard Riney
------------------------------------       -------------------------------------
Name: Kimberly S. Tobin                    Name:  T. Richard Riney
                                           Title: Executive Vice President and
                                                    General Counsel


                                       TENANT:

Witness:                               THI OF OHIO AT CHARDON, LLC

                                       THI OF OHIO AT GREENBRIAR NORTH, LLC
/s/ Robin K. Partridge
------------------------------------
Name: Robin K. Partridge               TRANS HEALTHCARE OF OHIO, INC.

                                       THI OF OHIO ALFs AT THE COMMONS, LLC
/s/ Devon Moyer
------------------------------------
Name: Devon Moyer                      THI OF MARYLAND AT SOUTH RIVER, LLC

                                       MILLENNIUM HEALTH AND
                                       REHABILITATION CENTER OF
                                       FORESTVILLE, LLC

                                       MILLENNIUM HEALTH AND
                                       REHABILITATION CENTER OF ELLICOTT
                                       CITY, LLC


                                       By: /s/ Jeffrey A. Barnhill
                                          --------------------------------------
                                       Name:  Jeffrey A. Barnhill
                                       Title: Senior Vice President

GUARANTOR HEREBY AGREES AND CONSENTS TO THIS FIRST AMENDMENT TO MASTER LEASE
AGREEMENT:

                                       GUARANTOR:

                                       TRANS HEALTHCARE, INC.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       TRANS HEALTHCARE OF OHIO, INC.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       THI OF OHIO ALFS, INC.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       THI PROPERTIES, INC.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President

                                       THI SERVICES CORP.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       THI SPECIALTY HOSPITALS OF OHIO, INC.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       TRANS HEALTH MANAGEMENT, INC.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       THI OF MARYLAND, INC.,
                                       a Delaware corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       PHYSICAL THERAPY PLUS, INC.,
                                       a Pennsylvania corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President

                                       DALE J. CORDIAL, PT, INC.,
                                       a Pennsylvania corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       DALE J. CORDIAL, PT, INC., NUMBER 4,
                                       a Pennsylvania corporation


                                       By: /s/ Anthony F. Misitano
                                          --------------------------------------
                                           Name: Anthony F. Misitano
                                           Title: President


                                       THE PT GROUP OF PENN HILLS,
                                       a Pennsylvania general partnership


                                       By: Trans Healthcare, Inc.,
                                           a Delaware corporation,
                                           its Partner


                                           By: /s/ Anthony F. Misitano
                                              ----------------------------------
                                               Name: Anthony F. Misitano
                                               Title: President


                                       THE PT GROUP PHYSICAL THERAPY FOR WOMEN, a Pennsylvania general partnership


                                       By: Dale J. Cordial, PT, Inc.,
                                           a Pennsylvania corporation,
                                           its Partner


                                           By: /s/ Anthony F. Misitano
                                              ----------------------------------
                                                Name: Anthony F. Misitano
                                               Title: President

                                       THE PT GROUP OF MOON TOWNSHIP,
                                       a Pennsylvania general partnership


                                       By: Dale J. Cordial, PT, Inc., Number 4,
                                           a Pennsylvania corporation,
                                           its Partner


                                           By: /s/ Anthony F. Misitano
                                              ----------------------------------
                                               Name: Anthony F. Misitano
                                               Title: President


                                       THI Therapy Concepts, LLC,
                                       a Delaware limited liability company


                                       By: /s/ Jeffrey A. Barnhill
                                          --------------------------------------
                                           Name: Jeffrey A. Barnhill
                                           Title: Vice-President


                                       THI SERVICES OF MARYLAND, LLC,
                                       a Delaware limited liability company


                                       By: /s/ Jeffrey A. Barnhill
                                          --------------------------------------
                                           Name: Jeffrey A. Barnhill
                                           Title: Vice-President

                                   SCHEDULE 2

                          Tenant's Proportionate Shares

1.   THI of Ohio at Chardon, LLC = 14.38491%

2.   THI of Ohio at Greenbriar North, LLC = 19.63150%

3.   THI of Ohio ALFs at the Commons, LLC = 4.36991%

4.   THI of Maryland at South River, LLC = 14.52840%

5.   Millennium Health and Rehabilitation Center of Forestville, LLC = 21.13208%

6.   Millennium Health and Rehabilitation Center of Ellicott City, LLC =
     19.49665%

7.   Trans Healthcare of Ohio, Inc. = 6.45655%